LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS

	WHEREAS, the undersigned is a director or officer or both of Coterra Energy
Inc., a Delaware corporation (the "Company"), and therefore may be subject to the reporting requirements of Section 16(a) of the Securities and Exchange Act
of 1934, as amended (the "Act"), and the rules and regulations of Securities and
Exchange Commission (the "Commission") promulgated thereunder and accordingly obligated to file with the Commission statements on Form 3, Form 4 and Form 5;

	NOW, THEREFORE, the undersigned does hereby appoint Adam M. Vela, Marcus G.
Bolinder and Cole T. DeLancey his true and lawful attorney-in-fact and agent with power to act for him and in his name, place and stead, in any and all capacities, to sign statements on Form 3, Form 4 and Form 5, in accordance with
Section 16(a) of the Act and the rules and regulations of the Commission promulgated thereunder, and all instruments necessary or incidental in connection therewith and to file the same with the Commission and with any national stock exchange, and to take any and all other actions in connection with the foregoing which such attorney-in-fact shall consider necessary or appropriate.  Such attorney-in-fact and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney-in-fact and agent.  This power of attorney shall remain in effect until the undersigned ceases to be an officer of the Company.  The undersigned acknowledges that the foregoing attorney-in-fact and agent, in serving in such capacities at the request of the undersigned, is not assuming any of the undersigned s responsibilities under Section 16 of the Act.

	IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 3rd day of October, 2022.


/s/ Blake A. Sirgo
Blake A. Sirgo


	ACKNOWLEDGEMENT

STATE OF TEXAS

COUNTY OF HARRIS

	Before me, LA Pickering, Notary Public, on this day personally appeared Blake
A. Sirgo, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

	Given under my hand and official seal this 3rd day of October, 2022.



(notary signature) ___/s/ LA Pickering______________________
			(printed notary name)  LA Pickering

				Notary Public in and for
				Harris County, Texas



(Notary seal)

My Commission Expires:
November 8, 2022 (date)